                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: December 8, 1999
                   Newcourt Equipment Trust Securities 1998-2


        A New York           Commission File             I.R.S. Employer
       Corporation            NO. 333-34793               No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2
MONTHLY SERVICING REPORT
DETERMINATION DATE:                           DECEMBER 8, 1999      PAYMENT DATE:   DECEMBER 15, 1999
COLLECTION PERIOD:                            NOVEMBER 30, 1999




ITEM 5. OTHER
I.         INFORMATION REGARDING THE CONTRACTS

        1. CONTRACT POOL PRINCIPAL BALANCE
           a. Beginning of Collection Period                          $916,087,411
           b. End of Collection Period                                $883,131,557
           c. Reduction for Collection Period                         $ 32,955,854
        2. DELINQUENT SCHEDULED PAYMENTS
           a. Beginning of Collection Period                          $ 14,976,762
           b. End of Collection Period                                $ 14,368,423
        3. LIQUIDATED CONTRACTS
           a. Number of Liquidated Contracts                                   184
              with respect to Collection Period                                ---
           b. Required Payoff Amounts of Liquidated Contracts         $  2,740,012
           c. Total Reserve for Liquidation Expenses                  $        -
           d. Total Liquidation Proceeds Received                     $    251,830
           e. Liquidation Proceeds Allocated to Owner Trust           $    231,540
           f. Liquidation Proceeds Allocated to Depositor             $     20,291
           g. Current Realized Losses                                 $  2,508,472
        4. PREPAID CONTACTS
           a. Number of Prepaid Contracts with respect                         225
              to Collection Period                                             ---
           b. Required Payoff Amounts of Prepaid Contracts            $  2,606,392
        5. PURCHASED CONTRACTS (BY TCC)
           a. Number of Contracts Purchased by TCC with                          0
              respect to Collection Period
           b. Required Payoff Amounts of Purchased Contracts          $        -

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                     ---------------------------------------------------------------------
                                                                           % OF AGGREGATE
                       NUMBER OF         % OF       AGGREGATE REQUIRED     REQUIRED PAYOFF
                       CONTRACTS       CONTRACTS      PAYOFF AMOUNTS           AMOUNTS
                     ---------------------------------------------------------------------
   a. Current           54,816          89.68%         $815,081,837             90.82%
   b. 31-60 days         3,109           5.09%         $ 46,242,771              5.15%
   c. 61-90 days         1,306           2.14%         $ 15,693,190              1.75%
   d. 91-120 days          753           1.23%         $  9,896,164              1.10%
   e. 120+ days          1,142           1.87%         $ 10,586,017              1.18%
   f. Total             61,126         100.00%         $897,499,980            100.00%



7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


-----------------------------------------------------------------------------------------------------------
                      % OF                    % OF                    % OF                   % OF
                   AGGREGATE                AGGREGATE               AGGREGATE              AGGREGATE
                REQUIRED PAYOFF          REQUIRED PAYOFF         REQUIRED PAYOFF        REQUIRED PAYOFF
                    AMOUNTS                  AMOUNTS                 AMOUNTS                AMOUNTS
COLLECTION
PERIODS        31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE    120+ DAYS PAST DUE
-----------------------------------------------------------------------------------------------------------
11/30/99             5.15%                    1.75%                  1.10%                   1.18%
10/31/99             5.05%                    1.91%                  1.04%                   0.95%
9/30/99              4.32%                    1.77%                  0.72%                   0.92%
8/31/99              4.44%                    1.58%                  0.68%                   0.79%
7/31/99              4.50%                    1.51%                  0.82%                   0.71%
6/30/99              4.21%                    1.83%                  0.67%                   0.67%
5/31/99              5.11%                    1.70%                  0.68%                   0.58%
4/30/99              4.19%                    1.28%                  0.53%                   0.52%
3/31/99              4.41%                    1.34%                  0.56%                   0.54%
2/28/99              5.64%                    1.79%                  0.58%                   0.45%
01/31/99             5.45%                    1.51%                  0.69%                   0.01%
12/31/98             4.64%                    1.30%                  0.01%                   0.01%

8.      HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                    ------------------------------------------------------------------------------
                                       COLLECTION       3 COLLECTION    6 COLLECTION PERIODS    CUMULATIVE SINCE
                                         PERIOD        PERIODS ENDING         ENDING              CUT-OFF DATE
                                       NOVEMBER-99       NOVEMBER-99        NOVEMBER-99
                                    ------------------------------------------------------------------------------
a. Number of Liquidated Contracts          184               593              1,419                   1,957
b. Number of Liquidated
   Contracts as a Percentage             0.066%            0.211%             0.506%                  0.697%
   of Initial Contracts
c. Required Payoff Amounts of
   Liquidated Contracts              2,740,012         8,709,655         16,888,527              25,482,325
d. Liquidation Proceeds Allocated
   to Owner Trust                      231,540           832,468          1,237,631               1,845,208
e. Aggregate Current Realized
   Losses                            2,508,472         7,877,187         15,650,896              23,637,117
f. Aggregate Current Realized
   Losses as a Percentage of             0.187%            0.587%             1.165%                  1.760%
   Cut-off Date Contract Pool
   Principal Balance



II.  INFORMATION REGARDING THE SECURITIES
   1. SUMMARY OF BALANCE INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTORS AS OF
       CLASS                 COUPON       DECEMBER 15, 1999       DECEMBER 15, 1999       NOVEMBER 15, 1999       NOVEMBER 15, 1999
                              RATE         PAYMENT DATE             PAYMENT DATE             PAYMENT DATE           PAYMENT DATE
------------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes          5.195000%       $          0                0.00000             $          0              0.00000
b. Class A-2 Notes          5.290000%       $  3,571,688                0.04189             $ 29,729,673              0.34864
c. Class A-3 Notes          5.450000%       $470,004,229                1.00000             $470,004,229              1.00000
d. Class A-4 Notes          5.450000%       $201,430,384                1.00000             $201,430,384              1.00000
e. Class A-5 Notes          5.500000%       $ 86,129,571                0.70097             $ 88,898,617              0.72350
f. Class B Notes            5.660000%       $ 14,935,103                0.96711             $ 15,442,996              1.00000
g. Class C Notes            6.190000%       $ 49,350,821                0.96711             $ 51,029,031              1.00000
    (Quarterly Paying)
h. Total                    7.210000%       $ 72,078,183                0.96711             $ 74,529,242              1.00000
                              N.A.          $897,499,980                0.66835             $931,064,172              0.69334


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $897,499,980 and the CCA Balance is $75,242,733.

2. MONTHLY PRINCIPAL AMOUNT
   a. Principal Balance of Notes and Equity Certificates
      (End of Prior Collection Period)                                         $931,064,172
   b. Contract Pool Principal Balance (End of Collection Period)               $883,131,557
   c. Monthly Principal Amount                                                 $ 47,932,615
3. GROSS COLLECTIONS
   a. Scheduled Payments Received                                              $ 33,494,857
   b. Liquidation Proceeds Allocated to Owner Trust                            $    231,540
   c. Required Payoff Amounts of Prepaid Contracts                             $  2,606,392
   d. Required Payoff Amounts of Purchased Contracts                           $        -
   e. Proceeds of Clean-up Call                                                $        -
   f. Investment Earnings on Collection Account and Note Distribution.         $     90,733
   g. Extension Fees Allocated to Owner Trust                                  $        -
   h. Total Gross Collections (sum of (a) through (g))                         $ 36,423,521

4. DETERMINATION OF AVAILABLE FUNDS                                            $ 36,423,521
   a. Total Gross Collections                                                  $  2,466,732
   b. Withdrawal from Cash Collateral Account                                  $ 38,890,253
   c. Total Available Funds

5. APPLICATION OF AVAILABLE FUNDS

----------------------------------------------------------------------------
           ITEM                     AMOUNT         REMAINING AVAILABLE FUNDS
----------------------------------------------------------------------------
   a. Total Available Funds                                      $38,890,253
   b. Servicing Fee              $   954,258                     $37,935,995
   c. Interest on Notes:
      i) Class A-1 Notes         $       -                       $37,935,995
      ii) Class A-2 Notes        $   131,058                     $37,804,937
      iii) Class A-3 Notes       $ 2,134,603                     $35,670,335
      iv) Class A-4 Notes        $   914,830                     $34,755,505
      v) Class A-5 Notes         $   407,452                     $34,348,053
      vi) Class B Notes          $    72,839                     $34,275,214
      vii) Class C Notes         $   263,225                     $34,011,989
      viii) Class D Notes        $   447,797                     $33,564,192
   d. Principal of Notes
      i) Class A-1 Notes         $       -                       $33,564,192
      ii) Class A-2 Notes        $26,157,985                     $ 7,406,208
      iii) Class A-3 Notes       $       -                       $ 7,406,208
      iv) Class A-4 Notes        $       -                       $ 7,406,208
      v) Class A-5 Notes         $ 2,769,046                     $ 4,637,162
      vi) Class B Notes          $   507,893                     $ 4,129,268
      vii) Class C Notes         $ 1,678,210                     $ 2,451,059
      viii) Class D Notes        $ 2,451,059                     $       -
   e. Deposit to Cash
      Collateral Account         $       -                       $       -
   f. Amount to be applied in
      accordance with CCA
      Loan Agreement             $       -                       $       -
   g  Balance, if any, to Equity
      Certificates               $       -                       $       -

II INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1. BALANCE RECONCILIATION

--------------------------------------------------------------------------------
                                                               DECEMBER 15, 1999
                        ITEM                                      PAYMENT DATE
--------------------------------------------------------------------------------
   a. Available Cash Collateral Amount (Beginning)                    77,709,465
   b. Deposits to Cash Collateral Account                                    -
   c. Withdrawals from Cash Collateral Account                         2,466,732
   d. Releases of Cash Collateral Account Surplus                            -
      (Excess, if any of (a) plus (b) minus (c) over (f)
   e. Available Cash Collateral Amount (End)                          75,242,733
      (Sum of (a) plus (b) minus (c) minus (d))
   f. Requisite Cash Collateral Amount                                94,000,846
   g. Cash Collateral Account Shortfall                               18,758,113
      (Excess, if any, of (f) over (e))
2.    CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
   a. For Payment Dates from, and including, the
      January 1999 Payment Date  to,
      and including, the December 1999 Payment Date
      1) Initial Cash Collateral Amount                               94,000,846
   b. For Payment Dates from, and including, the
      January 2000 Payment Date until
       the Final Payment Date, the sum of
      1) 8.25% of the Contract Pool Principal Balance
      2) The Aggregate Principal Balance of the Notes
       and the Equity Certificate Balance less the
       Contract Pool Principal Balance
      3) Total ((1) plus (2))
   c. Floor equal to the lesser of
       1) 1.25% of Cut-Off Date Contract Pool Principal
      Balance ($16,785,865); and
      2) the Aggregate Principal Balance of the Notes
      and the Equity Certificate Balance
   d. Requisite Cash Collateral Amount

3.    CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
   a. Interest Shortfalls                                                    -
   b. Principal Deficiency Amount                                      2,466,732
   c. Principal Payable at Stated Maturity Date of
      Class of Notes or Equity Certificates                                  -
   d. Total Cash Collateral Account Withdrawals                        2,466,732

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

   ------------------------------------------------------------------------------------------
           DISTRIBUTION            CLASS A-1     CLASS A-2      CLASS A-3       CLASS A-4
             AMOUNTS                 NOTES         NOTES          NOTES            NOTES
   ------------------------------------------------------------------------------------------
    1. Interest Due               $       -     $   131,058      $2,134,603        $914,830
    2. Interest Paid              $       -     $   131,058      $2,134,603        $914,830
    3. Interest Shortfall         $       -     $       -        $      -          $    -
    ((1) minus (2))
    4. Principal Paid             $       -     $26,157,985      $      -          $    -
    5. Total Distribution Amount  $       -     $26,289,043      $2,134,603        $914,830
    ((2) plus (4))


   ---------------------------------------------------------------------------------------------------------
           DISTRIBUTION           CLASS A-5       CLASS B         CLASS C         CLASS D
             AMOUNTS                NOTES          NOTES           NOTES           NOTES      TOTALS
   ---------------------------------------------------------------------------------------------------------
    1. Interest Due              $  407,452     $    72,839      $  263,225      $  447,797    $ 4,371,803
    2. Interest Paid             $  407,452     $    72,839      $  263,225      $  447,797    $ 4,371,803
    3. Interest Shortfall        $      -       $       -        $      -        $        -    $       -
    ((1) minus (2))
    4. Principal Paid            $2,769,046     $   507,893      $1,678,210      $2,451,059    $33,564,192
    5. Total Distribution Amount $3,176,498     $   580,733      $1,941,434      $2,898,855    $37,935,995
    ((2) plus (4))


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

   ---------------------------------------------------------------------------------------
                                                    AS OF END OF          AS OF END OF
                ITEM                                 NOVEMBER-99           OCTOBER-99
                                                  Collection Period     Collection Period
   ---------------------------------------------------------------------------------------
 1.      ORIGINAL CONTRACT CHARACTERISTICS
         a. Original Number of Contracts                    69,983             N.A.
         b. Cut-Off Date Contract Pool              $1,342,869,226             N.A.
            Principal Balance
         c. Original Weighted Average                        46.30             N.A.
             Remaining Term
         d. Weighted Average                                 56.50             N.A.
                 Original Term
 2.      CURRENT CONTRACT CHARACTERISTICS
         a. Number of Contracts                             61,126          62,080
         b. Average Contract                               $14,448         $14,757
            Principal Balance
         c. Weighted Average                                  37.4            38.2
            Remaining Term

VI.     NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

               ------------------------------------
                PAYMENT DATE            SINCE ISSUE
                 PERIOD                     CPR
               ------------------------------------
                0       December-98
                1       January-99        1.060%
                2       Feb-99            4.881%
                3       Mar-99            9.207%
                4       April-99         10.595%
                5       May-99           10.294%
                6       Jun-99            9.272%
                7       Jul-99            9.814%
                8       Aug-99            8.969%
                9       Sep-99            8.813%
                10      Oct-99            8.067%
                11      Nov-99            7.852%
                12      Dec-99            7.803%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

        A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.




                             Servicer's Certificate

  The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
  York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
   Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            Glenn Votek
                            Executive Vice President, and Treasurer